UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1331 Tyler Street NE, Suite 200, Minneapolis, MN 55413

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into A Material Definitive Agreement.

On October 15, 2018, we entered into a license agreement with Sun Scientific, Inc. pursuant to which we licensed certain intellectual property of Sun Scientific, including related to its Aero-Wrap product, in the United States and Canada, for use in all medical applications, including but not limited to swelling/edema and ulcers (including lymphedema and chronic venous insufficiency conditions), but excluding the use of the intellectual property in the field of prophylaxis for deep vein thrombosis.  The license will continue until the date of expiration of the last to expire or be invalidated of the licensed patents, subject to earlier termination under certain circumstances.  Pursuant to the license agreement, we paid Sun Scientific an initiation fee of $4.0 million upon execution of the agreement.  We have also agreed to pay them a royalty in a range of high single digits to low double digits based on the net sales of the products containing the licensed intellectual property and a contingency payment if our net sales exceed $80 million within the first seven years of the term of the agreement.  The contingency payment may be made, at our option, in cash or shares of our common stock.  This description of the license agreement does not purport to be complete and is qualified in its entirety by reference to the license agreement, which we expect to file as an exhibit to an upcoming periodic report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the transaction is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 17, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.
Date: October 17, 2018	By:	/s/ Brent A. Moen
Brent A. Moen
Chief Financial Officer

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